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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 1, 2002
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.
                          AMERIGAS EAGLE FINANCE CORP.
                             AP EAGLE FINANCE CORP.

           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)


      DELAWARE                          1-13692                  23-2787918
      DELAWARE                      33-92734-01                  23-2800532
      DELAWARE                      33-72986-02                  23-3074434
      DELAWARE                      33-72986-01                  23-3077318
(STATE OR OTHER JURISDICTION      (COMMISSION FILE            (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)



                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Amerigas Partners, L.P.                                             Form 8-K
Page 2                                                      November 1, 2002



ITEM 5.    OTHER EVENTS

         On Wednesday, November 20, 2002, AmeriGas Partners, L.P. will report earnings for the fourth quarter and fiscal year ended September 30, 2002. Lon R. Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm to discuss the Partnership's earnings and current activities. The live webcast of the teleconference will begin at 4:00 PM eastern time. The webcast will be archived through December 31, 2002.

         In addition, a telephonic replay of the teleconference will be available at 6:00 PM eastern time on November 20, 2002 through midnight eastern time on November 24, 2002 and can be accessed by dialing 1-888-203-1112, Passcode 252963. International replay access is 1-719-457-0820, Passcode 252963.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                   AMERIGAS PARTNERS, L.P.

                                   By: AmeriGas Propane, Inc.,
                                       its General Partner

                                   By: /s/Robert W, Krick
                                       -------------------
                                       Robert W. Krick, Treasurer

                                   AMERIGAS FINANCE CORP.

                                   By: /s/ Robert W. Krick
                                       -------------------
                                       Robert W. Krick, Treasurer

                                   AMERIGAS EAGLE FINANCE CORP.

                                   By: /s/ Robert W. Krick
                                        -------------------
                                        Robert W. Krick, Treasurer

                                   AP EAGLE FINANCE CORP.

                                   By: /s/ Robert W. Krick
                                         -------------------
                                         Robert W. Krick, Treasurer

Date:  November 1, 2002